Income Taxes	12 Months Ended
Jul. 01, 2012
Income Taxes [Abstract]
INCOME TAXES

INCOME TAXES

The provision (benefit) for income taxes consists of the following (thousands of dollars):

	2012	2011	2010
Currently payable (refundable):
Federal	$2,116	$1,181	$(2,745)
State	219	167	230
Foreign	1,200	1,369	753

	3,535	2,717	(1,762)
Deferred tax provision (benefit)	54	(177)	3,428

	$3,589	$2,540	$1,666

The items accounting for the difference between income taxes computed at the Federal statutory tax rate and the provision for income taxes are as follows:

	2012	2011	2010
U.S. statutory rate	34.1%	34.0%	34.0%
State taxes, net of Federal tax benefit	(.1)	0.4	4.1
Foreign subsidiaries	(3.7)	(1.9)	(4.1)
Non-controlling interest	(7.3)	(7.2)	(3.5)
Valuation allowance	—	0.5	2.8
Other	(0.3)	(0.7)	(3.6)

	22.7%	25.1%	29.7%

The components of deferred tax assets and (liabilities) are as follows (thousands of dollars):

	July 1, 2012	July 3, 2011
Deferred income taxes-current:
Repair and maintenance supply parts reserve	$190	$264
Payroll-related accruals	1,589	1,504
Environmental reserve	546	562
Inventory Reserve	437	401
Allowance for Doubtful Accounts	190	152
Accrued Warranty	1,663	1,169
Method change for inventory valuation	—	(460)
Other	781	588

	5,396	4,180
Valuation allowance	(177)	(154)

	$5,219	$4,026

Deferred income taxes-noncurrent:
Accrued pension obligations	$(9,482)	$(9,080)
Unrecognized pension and postretirement benefit plan liabilities	19,467	12,118
Accumulated depreciation	(3,023)	(1,968)
Stock-based compensation	842	693
Postretirement obligations	728	1,153
NOL/credit carry-forwards	153	216
Other	1,057	562

	9,742	3,694
Valuation allowance	—	(55)

	$9,742	$3,639

Deferred income tax balances reflect the effects of temporary differences between the carrying amounts of assets and liabilities and their tax basis and are stated at enacted tax rates expected to be in effect when taxes are actually paid or recovered.

State operating loss and credit carry-forwards at July 1, 2012 result in future benefits of approximately $196,000. These operating loss carry-forwards expire starting 2013 through 2024. A valuation allowance of $177,000 has been recorded as of July 1, 2012 due to our assessment of the future realization of certain state operating loss carry-forwards and capital loss carry-forward benefits. Due to the change in certain state tax laws, existing state loss carry-forwards will not be able to be utilized after the date of the tax law change. We do not currently anticipate having sufficient future capital gains to offset the capital losses. We believe that it is more likely than not that the results of future operations will generate sufficient taxable income and foreign source income to realize the remaining deferred tax assets.

Foreign income before the provision for income taxes was $5.3 million in 2012, $3.6 million in 2011 and $2.9 million in 2010. No provision for Federal income taxes was made on earnings of foreign subsidiaries and joint ventures that are considered permanently invested or that would be offset by foreign tax credits upon distribution. Such undistributed earnings at July 1, 2012 were approximately $8.7 million.

The total liability for unrecognized tax benefits was $1.7 million as of July 1, 2012 and July 3, 2011. This liability includes approximately $1.5 million of unrecognized tax benefits at July 1, 2012 and $1.5 million at July 3, 2011 and approximately $187,000 of accrued interest at July 1, 2012 and $151,000 at July 3, 2011. This liability does not include an amount for accrued penalties. The amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate was approximately $1.2 million at July 1, 2012 and $1.1 million at July 3, 2011. We recognize interest and penalties related to unrecognized tax benefits in the provision for income taxes.

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A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows for the years ended July 1, 2012 and July 3, 2011 (thousands of dollars):

	Year Ended
	July 1, 2012	July 3, 2011
Unrecognized tax benefits, beginning of year	$1,500	$1,125
Gross increases—tax positions in prior years	—	26
Gross decreases—tax positions in prior years	(2)	—
Gross increases—current period tax positions	43	349
Tax Years Closed	—	—

Unrecognized tax benefits, end of year	$1,541	$1,500

We or one of our subsidiaries files income tax returns in the United States (Federal), Wisconsin (state), Michigan (state) and various other states, Mexico and other foreign jurisdictions. Tax years open to examination by tax authorities under the statute of limitations include fiscal 2006 through 2012 for Federal, fiscal 2008 through 2012 for most states and calendar 2007 through 2011 for foreign jurisdictions. It is reasonably possible that certain unrecognized tax benefits may either be settled with taxing authorities or the statutes of limitations for these unrecognized tax benefits may lapse within the next 12 months, causing our gross unrecognized tax benefits to decrease by a range of zero to $616,000. Over the next 12 months, we anticipate taking uncertain tax positions on various tax returns for which the related tax benefit does not meet the recognition threshold. Accordingly, our gross unrecognized tax benefits may increase by a range of zero to $350,000 over the next 12 months for uncertain tax positions expected to be taken in future tax filings.